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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 30, 1999



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                 31-0345740
(State or other jurisdiction      (Commission File             (IRS Employer
of incorporation)                      Number)                  Number)


1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000



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Item 5.                    Other Events
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                           On March 15, 1999, The Kroger Co. filed Registration
                           Statement No. 333-74389 on Form S-3 with the
                           Securities and Exchange Commission pursuant to Rule 415 (hereinafter referred to as the "Registration Statement"). The Registration Statement provides for the issuance of Securities in an aggregate amount of $2,000,000,000, and was declared effective on March 24, 1999.

                           Filed herewith as Exhibit 25.1 to the Registration Statement is the Statement of Eligibility on Form T-1.

Item 7.                    Financial Statements, Pro Forma Financial Information
-------                    -----------------------------------------------------
                           and Exhibits
                           ------------

                           (c)      Exhibits:

                                    25.1   Statement of Eligibility on Form T-1.



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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           THE KROGER CO.



April 30, 1999                             By:  /s/ Paul Heldman
                                                -------------------------------
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                and General Counsel






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                                  EXHIBIT INDEX



Exhibit No.                           Exhibit
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 25.1                      Statement of Eligibility on Form T-1.